SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 7, 1998


                         STANLEY FURNITURE COMPANY, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                    0-14938                          54-1272589
(State or other                (Commission                     (IRS Employer
  jurisdiction of              File Number)                 Identification No.)
  incorporation)


1641 Fairystone Park Highway, Stanleytown, Virginia                    24168
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     (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (540) 627-2000



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      (Former name or former  address,  if changed since last report.)








ITEM 5.  OTHER EVENTS

         On August 7, 1998, the Registrant issued a press release announcing the phase out of its upholstered product line. The press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)       Exhibits

                  The following exhibits are filed as a part of this report.

                  99.1  Press release dated August 7, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 STANLEY FURNITURE COMPANY, INC.

   August 7, 1998                                 By: /s/Albert L. Prillaman
       Date                                       Albert L. Prillaman
                                                  President, Chief Executive
                                                  Officer, And Chairman of the
                                                  Board